EXHIBIT 99.1

For Immediate Release

ETC Announces Decision to Deregister its Common Stock

SOUTHAMPTON, PA, USA, February 15, 2013 – Environmental Tectonics Corporation (OTCQB: ETCC) (“ETC” or the “Company”) announced today that its Board of Directors approved the filing of a Form 15 with the Securities and Exchange Commission (“SEC”) to voluntarily deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934 (“the Exchange Act”).  The Company intends to file the Form 15 on or about February 25, 2013.  As a result of the filing of the Form 15, the Company’s reporting obligations, including its obligations to file annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the SEC, will be suspended.  Other filing requirements will terminate upon the effective date of the Form 15, which is expected to occur 90 days after filing.

ETC’s President and CEO William F. Mitchell, Sr. commented, “The Company’s decision to deregister was made after careful consideration of the advantages and disadvantages, and in light of our size and market capitalization, and the high costs and demands on management’s time of our ongoing compliance with SEC and Sarbanes-Oxley reporting requirements.  We expect to recognize substantial cost savings associated with this decision, in addition to allowing senior management to devote more resources to the core business of ETC.”

ETC intends to continue to prepare and publish quarterly and annual financial results that will include much of the financial information currently disclosed in the Company’s SEC periodic reports.  In addition, the Company intends for its annual financial statements to continue to be audited.

The Company also expects that the Company’s common stock will continue to be traded in the over-the-counter market under the ticker symbol “ETCC”.  No guarantee, however, can be made that a trading market in the Company’s common stock through any over-the-counter market will be maintained.

About ETC:

ETC designs, manufactures and sells software driven products and services used to recreate and monitor the physiological effects of motion on humans and equipment and to control, modify, simulate and measure environmental conditions.  These products include aircrew training systems (aeromedical, tactical combat and general), disaster management systems, sterilizers (steam and gas), environmental testing products and hyperbaric chambers and other products and services that involve similar manufacturing techniques and engineering technologies.  ETC’s unique ability to offer complete systems, designed and produced to high technical standards, sets it apart from its competition.  ETC is headquartered in Southampton, PA.  For more information about ETC, visit http://www.etcusa.com/.

Forward-looking Statements:

Discussions of some of the matters contained in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, and, as such, may involve risks and uncertainties.  ETC based these forward-looking statements on its current expectations and projections about future events.  These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about ETC and its subsidiaries that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements.  Accordingly, ETC cautions you not to place undue reliance on the forward-looking statements in this press release.

These forward-looking statements include statements with respect to the Company’s expectations, anticipations, and intentions, including, but not limited to, (i) projections of revenues, income, or loss, (ii) statements made about the benefits of the financial restructuring, future market conditions, and growth opportunities, and (iii) statements preceded by, followed by, or, that include, terminology such as ‘may,’ ‘will,’ ‘should,’ ‘expect,’ ‘plan,’ ‘anticipate,’ ‘believe,’ ‘estimate,’ ‘future,’ ‘predict,’ ‘potential,’ ‘intend,’ or ‘continue,’ and similar expressions.  These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors.  Some of these risks and uncertainties, in whole or in part, are beyond the Company’s control.  Shareholders are urged to carefully review these risks and the risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended February 24, 2012 under the caption ‘Item 1A. Risk Factors’ prior to making an investment in the Company’s Common Stock.  The Company cautions that the foregoing list of factors that could affect forward-looking statements by ETC is not exclusive.  Except as required by federal securities law, the Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Contact: Bob Laurent, CFO	Tel: 215-355-9100 (Ext. 1550)	Email: rlaurent@etcusa.com

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